EXHIBIT 10.1

SECOND CHANGE IN TERMS AGREEMENT

This Second Change in Terms Agreement (the “Amendment”) is entered into and made effective as of May 30, 2014 by and between R.G. Barry Corporation, an Ohio corporation (the “Borrower”), and The Huntington National Bank, a national banking association (the “Lender”).

Background Information

A. The Borrower and the Lender entered into the Credit Agreement, dated as of March 1, 2011, as amended by a Change in Terms Agreement, dated as of February 27, 2014 (the Credit Agreement, as so amended, is referred to herein as the “Credit Agreement”), pursuant to which the Lender agreed to provide the Loans to the Borrower and issue Facility LCs for the account of the Borrower, upon and subject to the terms and conditions as set forth in the Credit Agreement.

B. The Borrower and the Lender desire to extend the Revolving Credit Termination Date under the Credit Agreement (being the date the commitment of the Lender to make Revolving Credit Loans to the Borrower and issue Facility LCs for the account of the Borrower terminates), upon and subject to the terms and conditions as hereinafter set forth.

Provisions

NOW, THEREFORE, the Lender and the Borrower acknowledge and agree to the statements set forth in the Background Information set forth above, and in consideration of the foregoing, the agreements and covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1. Capitalized Terms. Except as otherwise defined herein, the capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement.

Section 2. Amendment of the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment:

(a) The Revolving Credit Termination Date is extended from June 1, 2014 to September 1, 2014, and in that connection the definition of “Revolving Credit Termination Date” set forth in Section 1.1 of the Credit Agreement is amended to provide as follows:

“Revolving Credit Termination Date” means September 1, 2014, or any earlier date on which the Revolving Credit Commitment is otherwise terminated pursuant to the terms hereof.

(b) The reference to the term “Termination Date” in Section 2.1.2 of the Credit Agreement is amended to be “Revolving Credit Termination Date”.

Section 3. Conditions to Lender’s Obligations. The agreement of the Lender to enter into this Amendment and be bound by the terms (x) hereof, and (y) of the Credit Agreement as amended by this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Delivery of Documents. The Lender shall have received such certificates, documents and other items as the Lender, in its reasonable discretion, deems necessary or desirable.

(b) Incumbency. The Borrower hereby confirms that the officers of the Borrower listed in the incumbency certificate most recently furnished to the Lender still hold such offices, or if that is not the case, the Borrower shall provide to the Lender a revised incumbency certificate to reflect its current officers.

(c) Representations and Warranties. The representations and warranties made by the Borrower in this Amendment shall be true and correct as of the date of this Amendment.

(d) Extension Fee. The Borrower shall have paid to the Lender an extension fee in the amount of $5,000.00.

Section 4. Representations and Warranties; No Defaults. In order to induce the Lender to enter into this Amendment so as to amend the Credit Agreement as set forth herein, the Borrower hereby represents and warrants to the Lender that:

(a) The representations and warranties of the Borrower contained in the Credit Agreement as amended by this Amendment are true, correct and complete on and as of the date of this Amendment as if made on and as of such date unless stated to relate to a specific earlier date, in which case they were true, correct and complete on and as of such earlier date.

(b) No Default or Unmatured Default exists.

(c) All financial statements of the Borrower provided to the Lender since the date of the Credit Agreement are true, accurate and complete in all material respects as of the date of, and for the periods covered by, such financial statements.

(d) The Borrower has full power and authority to (i) make the borrowings contemplated by the Credit Agreement as amended by this Amendment, (ii) execute, deliver and perform this Amendment, (iii) perform the Credit Agreement as amended by this Amendment, and (iv) to incur the obligations provided for herein and in the Credit Agreement as amended by this Amendment, all of which have been duly authorized by all necessary and proper corporate action of the Borrower.

(e) No consent, waiver or authorization of, or filing with, any Person is required to be made or obtained by the Borrower in connection with the borrowings under the Credit Agreement as amended by this Amendment or the execution, delivery, performance, validity or enforceability of this Amendment and the Credit Agreement as amended by this Amendment.

(f) This Amendment and the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

(g) Neither this Amendment nor any other document, certificate or written statement furnished to the Lender or to special counsel to the Lender by or on behalf of the Borrower in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

(h) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement as amended by this Amendment: (i) do not and will not violate any requirement of law; (ii) do not and will not violate any order, decree or judgment by which the Borrower is bound; (iii) do not and will not violate or conflict with, result in a breach of or constitute (with notice, lapse of time, or otherwise) a default under any material agreement, mortgage, indenture or other contractual obligation to which the Borrower is a party, or by which the Borrower’s properties are bound; (iv) do not and will not result in the creation or imposition of any Lien upon any property or assets of the Borrower; or (v) do not and will not violate the articles of incorporation or code of regulations of the Borrower.

Section 5. Reaffirmation of Liability. The Borrower hereby reaffirms its liability to the Lender under the Credit Agreement as amended by this Amendment, the Notes and all other agreements and instruments executed by the Borrower for the benefit of the Lender in connection with the Credit Agreement and the transactions contemplated thereby (collectively, the “Bank Documents”). In addition, the Borrower agrees that the Lender has performed all of its obligations under the Credit Agreement and the other Bank Documents and that the Lender is not in default under any obligation it has or ever did have to the Borrower under the Credit Agreement or the other Bank Documents.

Section 6. Effectiveness of Documents. All of the terms, covenants and conditions of, and the obligations of the Borrower under, the Credit Agreement as amended by this Amendment and the other Bank Documents shall remain in full force and effect.

Section 7. Reservation of Rights; Effect on Insolvency Proceeding. Nothing herein shall be construed to release, waive, relinquish, discharge, or in any other manner modify or affect the ability of the Lender to contest the discharge or dischargeability in bankruptcy of the obligations of the Borrower in connection with the Credit Agreement as amended by this Amendment and the other Bank Documents.

Section 8. Governing Law. This Amendment shall be construed and enforced in accordance with, and governed by, the laws of the State of Ohio.

Section 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 10. Covenants to Survive, Binding Credit Agreement. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors or assigns; provided, however, that the Borrower may not assign or otherwise dispose of any of its rights or obligations hereunder.

Section 11. Entire Agreement. This Amendment and the Bank Documents embody the entire agreement and understanding between the Borrower and the Lender relating to, and supersedes all prior agreements and understandings between the Borrower and the Lender relating to, the subject matter hereof and thereof.

Section 12. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 13. Headings. The headings of the sections of this Amendment are for convenience only and shall not affect the construction or interpretation of this Amendment.

Section 14. Interpretation. This Amendment is to be deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm’s length agreements.

Section 15. Expenses. Whether or not the transactions herein contemplated shall be consummated, the Borrower agrees to pay all out-of-pocket expenses (including reasonable fees and expenses of counsel to the Lender) of the Lender incurred in connection with the preparation of this Amendment, any audit, appraisal or other such service deemed necessary or desirable by the Lender for the preparation of this Amendment or enforcing the Lender’s rights hereunder or under the Credit Agreement as amended by this Amendment and the other Bank Documents.

Section 16. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY BANK DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

BORROWER:		BANK:

R.G. Barry Corporation, an Ohio corporation		The Huntington National Bank, a national banking association

By:	/s/ Jose Ibarra	By:	/s/ Anthony M. Martin

Title:	Senior Vice President-Finance And Chief Financial Officer	Title:	Vice President, Commercial Banking